SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  July 2, 1999
                                                            ------------



                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)



      Delaware                    1-13530                      74-2723809
      --------                    -------                      ----------
  (State or other               (Commission                 (I.R.S.Employer
  jurisdiction of               File Number)               Identification No.)
   incorporation)



1440  Charleston  Highway,  West  Columbia,  South  Carolina          29169
------------------------------------------------------------          -----
         (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code:  (803) 796-7875
                                                            --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM  5.          OTHER  EVENTS.
-------           --------------

On July 2, 1999, the Company announced the resignation of the following members of its Board of Directors and members of management:

     - Mr. James L. Hall, formerly a Director, resigned from the Board of Directors. The Company and Mr. Hall entered into a Severance Agreement that included a mutual release between the Company and Mr. Hall. The Severance Agreement is attached as Exhibit 10.1.

     - Mr. George M. Harrison, Jr., formerly a Director and Vice President, resigned from all positions held with the Company and its subsidiaries and terminated his Employment Agreement with the Company. The Company and Mr. Harrison entered into a Severance Agreement that provides that Mr. Harrison will receive the payments and other benefits to which he is entitled under his Employment Agreement through December 17, 1999. This Severance Agreement is attached as Exhibit 10.2.

     - Mr. Andre M. Hilliou, formerly Chairman of the Board, President and Chief Executive Officer, resigned from all positions held with the Company and its subsidiaries and terminated his Employment Agreement with the Company. The Company and Mr. Hilliou entered into a Severance Agreement that included a mutual release between the Company and Mr. Hilliou and that provided for a lump sum severance payment to Mr. Hilliou of $228,600, which was generally in agreement with the termination provisions of his Employment Agreement. This Severance Agreement is attached as Exhibit 10.3.

     - Mr. Michael W. Mims, formerly a Director, resigned from all positions held with the Company and its subsidiaries and terminated his Consulting Agreement with the Company. The Company and Mr. Mims entered into a Severance Agreement, which is attached as Exhibit 10.4.

     - Mr. Grover C. Seaton III, formerly a Director, resigned from the Board of Directors. The Company and Mr. Seaton entered into a Severance Agreement that included a mutual release between the Company and Mr. Seaton. The Severance Agreement is attached as Exhibit 10.5.

     - Mr. A. Joe Willis, formerly a Director, resigned from the Board of Directors. Mr. Willis and the Company did not enter into a severance agreement.

     - Mr. Richard M. Kelley, formerly Chief Financial Officer, Vice President and Treasurer, resigned from all positions held with the Company and its subsidiaries and terminated his Employment Agreement with the Company. The Company and Mr. Kelley entered into a Severance Agreement that included a mutual release between the Company and Mr. Kelley and that provided for a lump sum severance payment to Mr. Kelley of $190,000, which was generally in agreement with the termination provisions of his Employment Agreement. This Severance Agreement is attached as Exhibit 10.6.

     - Ms. Nancy J. Pollick, formerly Vice President of Operations, resigned from all positions held with the Company and its subsidiaries and terminated her Employment Agreement with the Company. The Company and Ms. Pollick entered into a Severance Agreement that provided for a lump sum severance payment to Ms. Pollick of $70,000, which was generally in agreement with the termination provisions of her Employment Agreement. This Severance Agreement is attached as
          Exhibit  10.7.

On July 6, 1999, the Company announced that at a meeting of the Board of Directors, the Board had elected Mr. Jeffrey L. Minch as a new Director to fill a vacancy on the Board. Mr. Minch joins Mr. Kenneth R. Adams and Mr. Daniel W. Deloney on the Board. In addition, at the meeting of the Board of Directors, the Board elected Mr. Deloney as Chairman of the Board and President and Chief Executive Officer of the Company.

In addition to the Board and management changes discussed above, on July 9, 1999, Mr. Brock Henning, a former South Carolina bingo area manager, and Ms. Connie Ryan, former Controller, resigned from the Company.


ITEM 7.     EXHIBITS.
-------     ---------

   10.1     Severance  Agreement  with  James  L.  Hall  dated  July  1, 1999.

   10.2     Severance  Agreement  with  George  M. Harrison, Jr. dated July 2,
            1999.

   10.3     Severance  Agreement  with  Andre  M.  Hilliou dated July 2, 1999.

   10.4     Severance  Agreement  with  Michael  W.  Mims  dated July 2, 1999.

   10.5     Severance Agreement with Grover C. Seaton III dated June 30, 1999.

   10.6     Severance  Agreement  with  Richard  M. Kelley dated July 2, 1999.

   10.7     Severance  Agreement  with  Nancy  J.  Pollick dated July 2, 1999.

   99.1     Press  Release  dated  July  2,  1999.

   99.2     Press  Release  dated  July  6,  1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN  BINGO  &  GAMING  CORP.
                                        ---------------------------------
                                        (Registrant)



                                        By: /s/ Daniel  W.  Deloney
                                           ---------------------------------
                                        Name:  Daniel  W.  Deloney
                                        Title: Chairman of the Board, President
                                               and  Chief  Executive  Officer


Dated:  July  22,  1999
        ---------------

                                      INDEX TO EXHIBITS
                                      -----------------


Exhibit                                                                          Sequential
Number    Description                                                            Page Number
-------  ----------------------------------------------------------------------  -----------
   10.1    Severance Agreement with James L. Hall dated
           July 1, 1999.

   10.2    Severance Agreement with George M. Harrison, Jr.
           dated July 2, 1999.

   10.3    Severance Agreement with Andre  M. Hilliou dated
           July 2, 1999.

   10.4    Severance Agreement with Michael W. Mims dated
           July 2, 1999.

   10.5 Severance Agreement with Grover C. Seaton III dated June 30, 1999.

   10.6    Severance Agreement with Richard M. Kelley dated
           July 2, 1999.

   10.7    Severance Agreement with Nancy J. Pollick dated
           July 2, 1999.

   99.1    Press Release dated
           July 2, 1999.

   99.2    Press Release dated
           July 6, 1999.
